UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 13, 2007

Accredited Home Lenders Holding Co.

(Exact name of Registrant as specified in its charter)

Delaware	001-32275	04-3669482
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

15253 Avenue of Science, San Diego, CA	92128
(Address of principal executive offices)	(Zip Code)

(858) 676-2100

(Registrant’s telephone number, including area code)

15090 Avenue of Science, San Diego, CA 92128

(Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 14, 2007, Accredited Home Lenders Holding Co. (the “Company”) announced that it had received an additional deficiency notice from the NASDAQ Listing Qualifications Staff. NASDAQ issued the notice, as required by its Marketplace Rules, in connection with the Company’s announcement, previously disclosed in a Form 12b-25 and Current Report on Form 8-K filed on Friday, August 10, 2007, that the Company will not file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2007 prior to expiration of the 12b-25 extension period. The Company had previously announced on March 16, 2007 that due to a delay in filing its Annual Report on Form 10-K for the year ended December 31, 2006, it had received a letter from The NASDAQ Stock Market indicating that the Company’s common stock is subject to delisting pursuant to NASDAQ Marketplace Rule 4310(c)(14). Further, the Company had also previously announced on May 17, 2007 that due to a delay in filing its Quarterly Report on Form 10-Q for the quarter ended March 31, 2007, it had received an additional deficiency notice from the NASDAQ Listing Qualifications Staff. NASDAQ Marketplace Rule 4310(c)(14) requires that listed companies provide to NASDAQ, on a timely basis, all filings required by the Securities and Exchange Commission. On August 2, 2007, the Company filed its Annual Report on Form 10-K for the year ended December 31, 2006.

The additional notice from NASDAQ stated that the Company’s failure to timely file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2007 could serve as an additional basis for the delisting of the Company’s securities from NASDAQ.

Following the Company’s receipt of the initial notice on March 16, 2007, the Company requested and was granted a hearing before the NASDAQ Listing Qualifications Panel (“Panel”), which was held on May 3, 2007 and at which the Company presented its plan to regain compliance with NASDAQ’s filing requirement. On July 23, 2007, the Panel determined to continue the listing of the Company’s shares, provided that the Company file its Annual Report on Form 10-K for the year ended December 31, 2006 by no later than September 12, 2007 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 on or before September 18, 2007. In the most recent notice, NASDAQ provided the Company with the opportunity to make a submission with respect to the Form 10-Q by August 20, 2007. The Company intends to provide a timely submission to NASDAQ for its review. The Company’s stock will continue to trade on NASDAQ pending the issuance of the Panel’s decision in this matter and/or the expiration of any exception period granted by the Panel. A copy of the press release announcing this additional notice is attached hereto as Exhibit 99.1 and is hereby incorporated into this Item 3.01 by reference.

Section 8 – Other Events

Item 8.01—Other Events.

On August 14, 2007, the Company issued a press release titled “Court Sets Expected Trial Date for Accredited”. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

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Section 9 – Financial Statements and Exhibits

Item 9.01—Financial Statements and Exhibits:

(d) Exhibits:

99.1	Press Release by Accredited Home Lenders Holding Co., dated August 14, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Accredited Home Lenders Holding Co.
Date: August 16, 2007
	By:	/s/ James A. Konrath
James A. Konrath Chairman of the Board and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description
Exhibit 99.1	Press release by Accredited Home Lenders Holding Co., dated August 14, 2007

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